Exhibit 4.2

                    SPECIMEN COMMON STOCK CERTIFICATE (FRONT)

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      Number                      PAR VALUE $.001                      Shares

---------------------                                                  ---------

                             PETMEDEXPRESS.COM, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

THIS CERTIFIES THAT                                            CUSIP 716392 10 6

                                    SPECIMEN

is the owner of

          Fully Paid and Non-Assessable Shares of Common Stock of
PetMedExpress.com, Inc. transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                                                                  Countersigned:
                                           Florida Atlantic Stock Transfer, Inc.
                                                              7130 Nob Hill Road
                                             Tamarac, FL 33321    Transfer agent

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

                                                  CORPORATE SEAL

                                                  SPECIMEN

                                                  /s/      Signature

                                                  ------------------------------
                                                  President

                   SPECIMEN COMMON STOCK CERTIFICATE (REVERSE)


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                             PETMEDEXPRESS.COM, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common                    UNIF GIFT MIN ACT--
                                                     _______ Custodian__________
                                                      (cust)           (Minor)

TEN ENT  -  as tenants by the entireties       under Uniform Gifts to Minors
JT ENT  -   as joint tenants with right of     Act___________________________
             survivorship and not as tenant          (State)
             in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,_______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------------------(PLEASE PRINT OR TYPEWRITE
NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)-----------Shares of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint--------------------------------------------Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated -----------------------------



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NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: -------------------------------------------------------
                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.